UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Adobe Systems Incorporated
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R1ADB1 345 PARK AVENUE SAN JOSE, CA 95110 You are receiving this communication because you hold shares in Adobe Systems Incorporated. The materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Proxy Materials Available ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials ADOBE SYSTEMS INCORPORATED Stockholder Meeting to be held on April 1, 2009 Letter to Stockholders Notice and Proxy Statement Annual Report on Form 10-K See the Reverse Side for Meeting Information and Instructions on How to Vote ••• Have the 12 Digit Control Number available and visit: www.proxyvote.com PROXY MATERIALS - VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before March 18, 2009. HOW TO VIEW MATERIALS VIA THE INTERNET HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

R1ADB2 Meeting Type: Annual Meeting of Stockholders Meeting Date: April 1, 2009 Meeting Time: 9:00 a.m., local time For holders as of: February 9, 2009 Meeting Location: Meeting Information Adobe Systems Incorporated East Tower Building 321 Park Avenue San Jose, California 95110 You may choose to attend and vote in person at the annual meeting. We will provide a ballot to stockholders of record who attend the annual meeting and wish to vote in person. Vote In Person How To Vote Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 31, 2009. Have your notice in hand when you access the web site and follow the instructions. Meeting Directions: For directions to the meeting, please visit www.adobe.com/aboutadobe/maps/sj_map.html.

Voting items 1a) Robert K. Burgess 1b) Carol Mills 1c) Daniel Rosensweig 1d) Robert Sedgewick 1e) John E. Warnock 2. Approval of the amendment of the Adobe Systems Incorporated 2003 Equity Incentive Plan. 3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending on November 27, 2009. 1. Election of the five (5) Class II Directors to serve for a two-year term. The Board of Directors recommends a vote FOR all nominees. The Board of Directors recommends a vote FOR Proposals 2 and 3. Nominees: R1ADB3